SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    February 12, 1997
                                                -------------------------------


                            MISSISSIPPI POWER COMPANY
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)


       Mississippi                  0-6849                      64-0205820
-------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)


2992 West Beach, Gulfport, Mississippi                              39501
-------------------------------------------------------------------------------
   (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (601)   864-1211
                                                   ----------------------------


                                            N/A
-------------------------------------------------------------------------------
     (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.


         (c)      Exhibits.

                  23    -    Consent of Arthur Andersen LLP.

                  27    -    Financial Data Schedule.

                  99    -    Audited Financial Statements of Mississippi Power
                             Company as of December 31, 1996.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MISSISSIPPI POWER COMPANY


                                        By  /s/  Wayne Boston
                                               Wayne Boston
                                           Assistant Secretary


Date:    March 3, 1997